UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 24, 2007
                                                ______________________________


                      Willow Financial Bancorp, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)


         Pennsylvania                   000-49706                80-0034942
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



170 South Warner Road, Wayne, Pennsylvania                         19087
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code          (610) 995-1700
                                                   ___________________________


                             Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events
          ------------

     On January 24, 2007, Willow Financial Bancorp, Inc. (the "Company") issued a press release announcing a $0.12 per share cash dividend, a 5% stock dividend and a 5% stock repurchase plan. The cash dividend and stock dividend will be payable on February 23, 2007 to stockholders of record on February 9, 2007.
The cash dividend will be payable on the shares of the Company's common stock which were outstanding immediately prior to the stock dividend.

     For additional information, reference is made to the Company's press release dated January 24, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  Exhibits

     The following exhibits are included herewith.

     Exhibit Number          Description
     ------------------      ----------------------------------------

     99.1                    Press release dated January 24, 2007


























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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WILLOW FINANCIAL BANCORP, INC.



Date:  January 26, 2007       By: /s/ Joseph T. Crowley
                                  ---------------------------------
                                  Joseph T. Crowley
                                  Chief Financial Officer

































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                            INDEX TO EXHIBITS


     Exhibit Number          Description
     ------------------      ----------------------------------------

     99.1                    Press release dated January 24, 2007